General administrative expenses and other net operating income (expenses)_Details of share based payment (Details) ₩ in Millions	12 Months Ended
Dec. 31, 2019 KRW (₩) shares
Disclosure of terms and conditions of share-based payment arrangement [line items]
Subject to	Shares granted for the year 2019
Type of payment	Cash-settled
Vesting period	January 1, 2019 ~ December 31, 2022
Date of payment	Jan. 01, 2023
Number of shares measured as of the closing date | shares	524,746 [1]
Description of vesting requirements for share-based payment arrangement	The number of payable stocks is granted at the initial contract date and the payment rate is determined based on the achievement of the pre-determined performance targets. Performance is evaluated as long-term performance indication including relative shareholder return, net income, return on equity (ROE), non-performing loan ratio and job performance.
Explanation of effect of share-based payments on entity's financial position [text block]	The Group accounts for performance condition share-based payments according to the cash-settled method and the fair value of the liabilities is reflected in the compensation costs by re-measuring every closing period. As of December 31, 2019, the book value of the liabilities related to the performance condition share-based payments recognized by the Group is 6,328 million Won.
Liabilities from share-based payment transactions | ₩	₩ 6,328

[1]	The number of payable stocks is granted at the initial contract date and the payment rate is determined based on the achievement of the pre-determined performance targets. Performance is evaluated as long-term performance indication including relative shareholder return, net income, return on equity (ROE), non-performing loan ratio and job performance.